CONTINUANCE OF MANAGEMENT AGREEMENTS

Agreement made as of this 30th day of July 2019, by and between the entities listed on Appendix A (the “Funds”), and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”), to be effective August 1, 2019.

WITNESSETH THAT:

WHEREAS, the parties hereto are the contracting parties under each certain Investment Management Agreement (the “Agreements”) pursuant to which the Adviser furnishes investment management and other services to each Fund ; and

WHEREAS, each Agreement terminates August 1, 2019 unless continued in the manner required by the Investment Company Act of 1940; and

WHEREAS, the Board of Directors/Trustees, at meetings held May 21-23, 2019, have approved each Agreement, as amended as set forth in Appendix B hereto, and its continuance until August 1, 2020 in the manner required by the Investment Company Act of 1940.

NOW THEREFORE, in consideration of the mutual covenants contained in each Agreement the parties hereto do hereby continue each Agreement in effect until August 1, 2020 and ratify and confirm the Agreements in all respects.

On behalf of the Nuveen Funds
Listed on Appendix A

By: /s/ Gifford R. Zimmerman
Vice President

Attest: /s/ Virginia O’Neal

NUVEEN FUND ADVISORS, LLC

By: /s/ Christopher M. Rohrbacher
Managing Director

Attest: /s/ Virginia O’Neal

Appendix A

As of August 1, 2019

NUVEEN CLOSED-END FUNDS

TICKER SYMBOLS
Nuveen All Cap Energy MLP Opportunities Fund	JMLP
Nuveen AMT-Free Municipal Credit Income Fund	NVG
Nuveen AMT-Free Municipal Value Fund	NUW
Nuveen AMT-Free Quality Municipal Income Fund	NEA
Nuveen Arizona Quality Municipal Income Fund	NAZ
Nuveen California AMT-Free Quality Municipal Income Fund	NKX
Nuveen California Municipal Value Fund 2	NCB
Nuveen California Municipal Value Fund, Inc.	NCA
Nuveen California Quality Municipal Income Fund	NAC
Nuveen California Select Tax-Free Income Portfolio	NXC
Nuveen Connecticut Quality Municipal Income Fund	NTC
Nuveen Core Equity Alpha Fund	JCE
Nuveen Credit Opportunities 2022 Target Term Fund	JCO
Nuveen Credit Strategies Income Fund	JQC
Nuveen Diversified Dividend and Income Fund	JDD
Nuveen Dow 30SM Dynamic Overwrite Fund	DIAX
Nuveen Emerging Markets Debt 2022 Target Term Fund	JEMD
Nuveen Energy MLP Total Return Fund	JMF
Nuveen Enhanced Municipal Value Fund (not leveraged)	NEV
Nuveen Floating Rate Income Fund	JFR
Nuveen Floating Rate Income Opportunity Fund	JRO
Nuveen Georgia Quality Municipal Income Fund	NKG
Nuveen Global High Income Fund	JGH
Nuveen High Income 2020 Target Term Fund	JHY
Nuveen High Income 2023 Target Term Fund	JHAA
Nuveen High Income December 2019 Target Term Fund	JHD
Nuveen High Income November 2021 Target Term Fund	JHB
Nuveen Intermediate Duration Municipal Term Fund	NID
Nuveen Intermediate Duration Quality Municipal Term Fund	NIQ
Nuveen Maryland Quality Municipal Income Fund	NMY
Nuveen Massachusetts Quality Municipal Income Fund	NMT
Nuveen Michigan Quality Municipal Income Fund	NUM
Nuveen Minnesota Quality Municipal Income Fund	NMS
Nuveen Missouri Quality Municipal Income Fund	NOM
Nuveen Mortgage Opportunity Term Fund 2	JMT
Nuveen Mortgage Opportunity Term Fund	JLS
Nuveen Multi-Market Income Fund	JMM
Nuveen Municipal 2021 Target Term Fund	NHA
Nuveen Municipal Credit Income Fund	NZF
Nuveen Municipal High Income Opportunity Fund	NMZ
Nuveen Municipal Income Fund, Inc.	NMI
Nuveen Municipal Value Fund, Inc.	NUV
Nuveen NASDAQ 100 Dynamic Overwrite Fund	QQQX
Nuveen New Jersey Municipal Value Fund	NJV
Nuveen New Jersey Quality Municipal Income Fund	NXJ
Nuveen New York AMT-Free Quality Municipal Income Fund	NRK

Nuveen New York Municipal Value Fund 2	NYV
Nuveen New York Municipal Value Fund, Inc.	NNY
Nuveen New York Quality Municipal Income Fund	NAN
Nuveen New York Select Tax-Free Income Portfolio	NXN
Nuveen North Carolina Quality Municipal Income Fund	NNC
Nuveen Ohio Quality Municipal Income Fund	NUO
Nuveen Pennsylvania Municipal Value Fund	NPN
Nuveen Pennsylvania Quality Municipal Income Fund	NQP
Nuveen Preferred & Income Opportunities Fund	JPC
Nuveen Preferred & Income Securities Fund	JPS
Nuveen Preferred and Income 2022 Term Fund	JPT
Nuveen Preferred and Income Term Fund	JPI
Nuveen Quality Municipal Income Fund	NAD
Nuveen Real Asset Income and Growth Fund	JRI
Nuveen Real Estate Income Fund	JRS
Nuveen S&P 500 Dynamic Overwrite Fund	SPXX
Nuveen S&P 500 Buy-Write Income Fund	BXMX
Nuveen Select Maturities Municipal Fund	NIM
Nuveen Select Tax-Free Income Portfolio 2	NXQ
Nuveen Select Tax-Free Income Portfolio 3	NXR
Nuveen Select Tax-Free Income Portfolio	NXP
Nuveen Senior Income Fund	NSL
Nuveen Short Duration Credit Opportunities Fund	JSD
Nuveen Taxable Municipal Income Fund	NBB
Nuveen Tax-Advantaged Dividend Growth Fund	JTD
Nuveen Tax-Advantaged Total Return Strategy Fund	JTA
Nuveen Texas Quality Municipal Income Fund	NTX
Nuveen Virginia Quality Municipal Income Fund	NPV

NUVEEN OPEN-END FUNDS

NUVEEN MUNICIPAL TRUST

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Fund

NUVEEN MULTISTATE TRUST I

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

NUVEEN MULTISTATE TRUST II

Nuveen California Municipal Bond Fund

Nuveen California High Yield Municipal Bond Fund

Nuveen California Intermediate Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

NUVEEN MULTISTATE TRUST III

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

NUVEEN MULTISTATE TRUST IV

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

NUVEEN INVESTMENT TRUST

Nuveen Equity Market Neutral Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Large Cap Value Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

NUVEEN INVESTMENT TRUST II

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

Nuveen Equity Long/Short Fund

Nuveen International Growth Fund

Nuveen NWQ International Value Fund

Nuveen Winslow International Small Cap Fund

Nuveen Winslow Large-Cap Growth Fund

NUVEEN INVESTMENT TRUST III

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

NUVEEN INVESTMENT TRUST V

Nuveen Preferred Securities and Income Fund

Nuveen NWQ Flexible Income Fund

Nuveen Gresham Diversified Commodity Strategy Fund

Nuveen Global Real Estate Securities Fund

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST

Municipal Total Return Managed Accounts Portfolio

NUVEEN INVESTMENT FUNDS, INC.

Nuveen Dividend Value Fund

Nuveen Global Infrastructure Fund

Nuveen High Income Bond Fund

Nuveen Large Cap Select Fund

Nuveen Mid Cap Growth Opportunities Fund

Nuveen Mid Cap Value Fund

Nuveen Minnesota Intermediate Municipal Bond Fund

Nuveen Minnesota Municipal Bond Fund

Nuveen Nebraska Municipal Bond Fund

Nuveen Oregon Intermediate Municipal Bond Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

Nuveen Short Term Municipal Bond Fund

Nuveen Small Cap Growth Opportunities Fund

Nuveen Small Cap Select Fund

Nuveen Small Cap Value Fund

Nuveen Strategic Income Fund

NUVEEN STRATEGY FUNDS, INC.

Nuveen Strategy Aggressive Growth Allocation Fund

Nuveen Strategy Balanced Allocation Fund

Nuveen Strategy Conservative Allocation Fund

Nuveen Strategy Growth Allocation Fund

APPENDIX B

MEMORIALIZATION OF CHANGES

TO THE DEFINITION OF “COMPLEX-LEVEL ASSETS” IN

NUVEEN OPEN-END AND CLOSED-END FUND

INVESTMENT MANAGEMENT AGREEMENTS

MEMORIALIZATION made as of this 1st day of August, 2019, by and between Nuveen Open-End and Closed-End Funds (excluding Nuveen Exchange-Traded Funds) listed on Exhibit A (the “Funds”), and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H

WHEREAS, each Investment Management Agreement between each of the Funds and the Adviser currently in effect includes, as a component of the management fee to be paid by each Fund to the Adviser, a Complex-Wide Fee (capitalized terms not otherwise defined herein shall be as defined in each Fund’s respective Investment Management Agreement);

WHEREAS, each such Investment Management Agreement provides that the Complex-Level Fee shall be calculated by reference to the total assets of the Eligible Funds;

WHEREAS, each such Investment Management Agreement provides that “Eligible Funds,” for purposes of such Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States (it being understood that Nuveen Exchange-Traded Funds are not considered Eligible Funds); and

WHEREAS, in connection with the reorganization of certain Nuveen Open-End Funds (“Former Eligible Funds”) into certain TIAA-CREF Open-End Funds in 2019, Nuveen management and the Board of Directors/Trustees of each of the Funds have agreed to include certain assets of the Former Eligible Funds as Complex-Level Assets for purposes of calculating the Complex-Level Fee, which will have the effect of reducing the fees paid to the Adviser by the Funds.

Now, therefore, the parties hereby memorialize that understanding by amending the following paragraph included in each Fund’s Investment Management Agreement as follows (with deleted language stricken through and new language underlined):

The Complex-Level Fee for the Fund shall be computed by applying the Complex-Level Fee Rate, expressed as a daily equivalent, to the average daily managed assets of the Fund. The Complex-Level Fee Rate shall be determined based upon the total daily net assets of all Eligible Funds, as defined below (with such daily net assets to include — in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the Eligible Fund — such leveraging net assets), pursuant to the annual fee schedule shown below in this section, with the following ~~exclusions~~ adjustments (as adjusted, “Complex-Level Assets”):

(i) in the case of Eligible Funds that invest in other Eligible Funds (individually a “Fund of Funds” and collectively “Funds of Funds”), excluding that portion of the net assets of such Funds of Funds attributable to investments in such other Eligible Funds; and

(ii) excluding that portion of the net assets of each Eligible Fund comprising the daily “Fund Asset Limit Amount” (as defined below)~~.~~; and

(iii) in instances where Eligible Funds have been reorganized into non-Eligible Funds advised by an affiliate of the Adviser during the 2019 calendar year (each such reorganization a “2019 Reorganization” and each such Eligible Fund a “Former Eligible Fund”):

(x) for each Former Eligible Fund that was not a Fund of Funds, including the amount by which, as of a date 30 days prior to the closing date of the applicable 2019 Reorganization, the net assets of the Former Eligible Fund exceeded the Former Eligible Fund’s “Initial Fund Asset Limit Amount” (as defined below); and

(y) for each Former Eligible Fund that was a Fund of Funds, with respect to each Eligible Fund in which the Former Eligible Fund was invested immediately prior to the transition of the Former Eligible Fund’s portfolio in connection with its 2019 Reorganization (the “Transition Time”), including the net assets of the Former Eligible Fund invested in such Eligible Fund as of the Transition Time, but only to the extent that the Eligible Fund’s net assets exceeded the Eligible Fund’s “Initial Fund Asset Limit Amount” (as defined below) as of the Transition Time.

IN WITNESS WHEREOF, each Fund and the Adviser have caused this Agreement to be executed as of the day and year above written.

ALL NUVEEN FUNDS LISTED ON EXHIBIT A

by: /s/ Gifford R. Zimmerman
Vice President

Attest: /s/ Virginia O’Neal

NUVEEN FUND ADVISORS, LLC

by: /s/ Christopher M. Rohrbacher
Managing Director

Attest: /s/ Virginia O’Neal

EXHIBIT A

As of August 1, 2019

NUVEEN CLOSED-END FUNDS

TICKER SYMBOLS
1.	Nuveen All Cap Energy MLP Opportunities Fund	JMLP
2.	Nuveen AMT-Free Municipal Credit Income Fund	NVG
3.	Nuveen AMT-Free Municipal Value Fund	NUW
4.	Nuveen AMT-Free Quality Municipal Income Fund	NEA
5.	Nuveen Arizona Quality Municipal Income Fund	NAZ
6.	Nuveen California AMT-Free Quality Municipal Income Fund	NKX
7.	Nuveen California Municipal Value Fund 2	NCB
8.	Nuveen California Municipal Value Fund, Inc.	NCA
9.	Nuveen California Quality Municipal Income Fund	NAC
10.	Nuveen California Select Tax-Free Income Portfolio	NXC
11.	Nuveen Connecticut Quality Municipal Income Fund	NTC
12.	Nuveen Core Equity Alpha Fund	JCE
13.	Nuveen Credit Opportunities 2022 Target Term Fund	JCO
14.	Nuveen Credit Strategies Income Fund	JQC
15.	Nuveen Diversified Dividend and Income Fund	JDD
16.	Nuveen Dow 30SM Dynamic Overwrite Fund	DIAX
17.	Nuveen Emerging Markets Debt 2022 Target Term Fund	JEMD
18.	Nuveen Energy MLP Total Return Fund	JMF
19.	Nuveen Enhanced Municipal Value Fund (not leveraged)	NEV
20.	Nuveen Floating Rate Income Fund	JFR
21.	Nuveen Floating Rate Income Opportunity Fund	JRO
22.	Nuveen Georgia Quality Municipal Income Fund	NKG
23.	Nuveen Global High Income Fund	JGH
24.	Nuveen High Income 2020 Target Term Fund	JHY
25.	Nuveen High Income 2023 Target Term Fund	JHAA
26.	Nuveen High Income December 2019 Target Term Fund	JHD
27.	Nuveen High Income November 2021 Target Term Fund	JHB
28.	Nuveen Intermediate Duration Municipal Term Fund	NID
29.	Nuveen Intermediate Duration Quality Municipal Term Fund	NIQ
30.	Nuveen Maryland Quality Municipal Income Fund	NMY
31.	Nuveen Massachusetts Quality Municipal Income Fund	NMT
32.	Nuveen Michigan Quality Municipal Income Fund	NUM
33.	Nuveen Minnesota Quality Municipal Income Fund	NMS
34.	Nuveen Missouri Quality Municipal Income Fund	NOM
35.	Nuveen Mortgage Opportunity Term Fund 2	JMT
36.	Nuveen Mortgage Opportunity Term Fund	JLS
37.	Nuveen Multi-Market Income Fund	JMM
38.	Nuveen Municipal 2021 Target Term Fund	NHA
39.	Nuveen Municipal Credit Income Fund	NZF
40.	Nuveen Municipal High Income Opportunity Fund	NMZ
41.	Nuveen Municipal Income Fund, Inc.	NMI
42.	Nuveen Municipal Value Fund, Inc.	NUV
43.	Nuveen NASDAQ 100 Dynamic Overwrite Fund	QQQX
44.	Nuveen New Jersey Municipal Value Fund	NJV
45.	Nuveen New Jersey Quality Municipal Income Fund	NXJ
46.	Nuveen New York AMT-Free Quality Municipal Income Fund	NRK
47.	Nuveen New York Municipal Value Fund 2	NYV

48.	Nuveen New York Municipal Value Fund, Inc.	NNY
49.	Nuveen New York Quality Municipal Income Fund	NAN
50.	Nuveen New York Select Tax-Free Income Portfolio	NXN
51.	Nuveen North Carolina Quality Municipal Income Fund	NNC
52.	Nuveen Ohio Quality Municipal Income Fund	NUO
53.	Nuveen Pennsylvania Municipal Value Fund	NPN
54.	Nuveen Pennsylvania Quality Municipal Income Fund	NQP
55.	Nuveen Preferred & Income Opportunities Fund	JPC
56.	Nuveen Preferred & Income Securities Fund	JPS
57.	Nuveen Preferred and Income 2022 Term Fund	JPT
58.	Nuveen Preferred and Income Term Fund	JPI
59.	Nuveen Quality Municipal Income Fund	NAD
60.	Nuveen Real Asset Income and Growth Fund	JRI
61.	Nuveen Real Estate Income Fund	JRS
62.	Nuveen S&P 500 Dynamic Overwrite Fund	SPXX
63.	Nuveen S&P 500 Buy-Write Income Fund	BXMX
64.	Nuveen Select Maturities Municipal Fund	NIM
65.	Nuveen Select Tax-Free Income Portfolio 2	NXQ
66.	Nuveen Select Tax-Free Income Portfolio 3	NXR
67.	Nuveen Select Tax-Free Income Portfolio	NXP
68.	Nuveen Senior Income Fund	NSL
69.	Nuveen Short Duration Credit Opportunities Fund	JSD
70.	Nuveen Taxable Municipal Income Fund	NBB
71.	Nuveen Tax-Advantaged Dividend Growth Fund	JTD
72.	Nuveen Tax-Advantaged Total Return Strategy Fund	JTA
73.	Nuveen Texas Quality Municipal Income Fund	NTX
74.	Nuveen Virginia Quality Municipal Income Fund	NPV

NUVEEN OPEN-END FUNDS

NUVEEN MUNICIPAL TRUST

1.	Nuveen Intermediate Duration Municipal Bond Fund
2.	Nuveen All-American Municipal Bond Fund
3.	Nuveen Limited Term Municipal Bond Fund
4.	Nuveen High Yield Municipal Bond Fund
5.	Nuveen Short Duration High Yield Municipal Bond Fund
6.	Nuveen Strategic Municipal Opportunities Fund

NUVEEN MULTISTATE TRUST I

7.	Nuveen Arizona Municipal Bond Fund
8.	Nuveen Colorado Municipal Bond Fund
9.	Nuveen Maryland Municipal Bond Fund
10.	Nuveen New Mexico Municipal Bond Fund
11.	Nuveen Pennsylvania Municipal Bond Fund
12.	Nuveen Virginia Municipal Bond Fund

NUVEEN MULTISTATE TRUST II

13.	Nuveen California Municipal Bond Fund
14.	Nuveen California High Yield Municipal Bond Fund
15.	Nuveen California Intermediate Municipal Bond Fund
16.	Nuveen Connecticut Municipal Bond Fund
17.	Nuveen Massachusetts Municipal Bond Fund

18.	Nuveen New Jersey Municipal Bond Fund
19.	Nuveen New York Municipal Bond Fund

NUVEEN MULTISTATE TRUST III

20.	Nuveen Georgia Municipal Bond Fund
21.	Nuveen Louisiana Municipal Bond Fund
22.	Nuveen North Carolina Municipal Bond Fund
23.	Nuveen Tennessee Municipal Bond Fund

NUVEEN MULTISTATE TRUST IV

24.	Nuveen Kansas Municipal Bond Fund
25.	Nuveen Kentucky Municipal Bond Fund
26.	Nuveen Michigan Municipal Bond Fund
27.	Nuveen Missouri Municipal Bond Fund
28.	Nuveen Ohio Municipal Bond Fund
29.	Nuveen Wisconsin Municipal Bond Fund

NUVEEN INVESTMENT TRUST

30.	Nuveen Equity Market Neutral Fund
31.	Nuveen Large Cap Core Fund
32.	Nuveen Large Cap Growth Fund
33.	Nuveen Large Cap Value Fund
34.	Nuveen NWQ Global Equity Income Fund
35.	Nuveen NWQ Multi-Cap Value Fund
36.	Nuveen NWQ Small-Cap Value Fund
37.	Nuveen NWQ Large-Cap Value Fund
38.	Nuveen NWQ Small/Mid-Cap Value Fund

NUVEEN INVESTMENT TRUST II

39.	Nuveen Emerging Markets Equity Fund
40.	Nuveen Santa Barbara Dividend Growth Fund
41.	Nuveen Santa Barbara Global Dividend Growth Fund
42.	Nuveen Santa Barbara International Dividend Growth Fund
43.	Nuveen Equity Long/Short Fund
44.	Nuveen International Growth Fund
45.	Nuveen NWQ International Value Fund
46.	Nuveen Winslow International Large Cap Fund
47.	Nuveen Winslow International Small Cap Fund
48.	Nuveen Winslow Large-Cap Growth Fund

NUVEEN INVESTMENT TRUST III

49.	Nuveen Symphony Credit Opportunities Fund
50.	Nuveen Symphony Floating Rate Income Fund

NUVEEN INVESTMENT TRUST V

51.	Nuveen Preferred Securities and Income Fund
52.	Nuveen NWQ Flexible Income Fund
53.	Nuveen Gresham Diversified Commodity Strategy Fund
54.	Nuveen Global Real Estate Securities Fund
55.	Nuveen Gresham Managed Futures Strategy Fund

NUVEEN INVESTMENT FUNDS, INC.

56.	Nuveen Dividend Value Fund
57.	Nuveen Global Infrastructure Fund

58.	Nuveen High Income Bond Fund
59.	Nuveen Large Cap Select Fund
60.	Nuveen Mid Cap Growth Opportunities Fund
61.	Nuveen Mid Cap Value Fund
62.	Nuveen Minnesota Intermediate Municipal Bond Fund
63.	Nuveen Minnesota Municipal Bond Fund
64.	Nuveen Nebraska Municipal Bond Fund
65.	Nuveen Oregon Intermediate Municipal Bond Fund
66.	Nuveen Real Asset Income Fund
67.	Nuveen Real Estate Securities Fund
68.	Nuveen Short Term Municipal Bond Fund
69.	Nuveen Small Cap Growth Opportunities Fund
70.	Nuveen Small Cap Select Fund
71.	Nuveen Small Cap Value Fund
72.	Nuveen Strategic Income Fund